SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
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[ ] Definitive Information Statement

MVP NETWORK, INC.
(Name of registrant as Specified in its Charter)

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MVP NETWORK, INC.
110 North Jefferson Ave.
St. Louis, Missouri 63103
(314) 241-0070
NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of MVP Network, Inc.:
We are writing to advise you that our controlling stockholders have approved by written consent resolutions the following proposals or actions: (a) to amend our articles of incorporation to increase the number of authorized shares of our common stock from 50 million shares to 5 billion shares and to increase the number of authorized shares of our preferred stock from 150,000 shares to 20 million shares; (b) to amend our articles of incorporation to decrease the par value of our common stock from $0.05 per share to $0.001 per share and decrease the par value of our preferred stock from $1.00 per share to $0.001 per share; and (c) to effect a forward stock split of our issued and outstanding shares of common stock on a 4.177 shares for 1 (4.177 for 1) share basis. This action was approved by written consent in lieu of a meeting. On ___________, 2007, our board of directors also approved these actions.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS.

No action is required by you. The accompanying Information Statement is furnished only to inform stockholders of the actions taken by written consent as described above before the actions take effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for informational purposes only and explains the action taken by written consent. Please read the accompanying Information Statement carefully.

Very truly yours,

By:	/s/ Paul A. Schneider
Paul A. Schneider
Chief Executive Officer

St. Louis, Missouri

February ___, 2007

MVP NETWORK, INC.
110 NORTH JEFFERSON AVENUE
ST. LOUIS, MISSOURI 63103

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.05 par value, of MVP Network, Inc., a Nevada corporation, which we refer to herein as “MVP Network,” “Company,” “we,” “our” or “us.” This Information Statement and the Notice of Action Taken by Written Consent of Our Majority Stockholders are first being mailed to the Company's stockholders on or about February ___, 2007.

On ____________, 2007, the "record date" for determining the identity of the stockholders who are entitled to receive this Information Statement, 25,424,067 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of MVP Network. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On _____________, 2007, our controlling stockholders, Paul A. Schneider and Timothy R. Smith, who at that time beneficially owned 9,046,707 and 7,500,000 shares, respectively, or approximately 64.48% (on a combined basis), of our issued and outstanding common stock, consented in writing to: (a) amend our articles of incorporation to increase the number of authorized shares of our common stock from 50 million shares to 5 billion shares and to increase the number of our authorized preferred shares from 150,000 shares to 20 million shares; (b) amend our articles of incorporation to decrease the par value of our common stock from $0.05 per share to $0.001 per share and decrease the par value of our preferred stock from $1.00 per share to $0.001 per share; and (c) to effect a forward stock split of the Company’s issued and outstanding shares of common stock on a ratio of 4.177 shares for 1 (4.177 for 1) share basis (the “Forward Stock Split”). The Forward Stock Split is to become effective on a date to be designated by the Company’s board of directors following: (a) approval of these matters by the Company’s board of directors; (b) the mailing of this Information Statement to the Company’s stockholders; (c) the filing of a written notification with the National Association of Securities Dealers, Inc. pursuant to SEC Rule 10b-17 concerning the Forward Stock Split; and (d) the filing of an Amendment to the Company’s articles of incorporation describing the actions taken. Following the Forward Stock Split, the Company’s articles of incorporation will authorize 5 billion shares of common stock with a par value of $0.001 per share and 20 million shares of preferred stock with a par value of $0.001 per share.

Because stockholders collectively holding at least a majority of the voting rights of our outstanding common stock as of the record date have voted in favor of each of the proposals or actions, and have sufficient voting power to approve such proposals through ownership of our common stock, no other stockholder consents will be solicited in connection with this Information Statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the “Exchange Act”), each of the actions, including the Forward Stock Split, will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on February __, 2007.

Our board of directors has also approved: (a) these actions; (b) the mailing of this Information Statement to the Company’s stockholders; and (c) the Forward Stock Split of our 25,424,067 issued and outstanding shares of common stock on a 4.177 shares for 1 share basis. The Forward Stock Split will be effected on a date to be designated by our board of directors, and will increase the number of our issued and outstanding common shares from 25,424,067 shares to approximately 106,196,328 shares.

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the U.S. Securities and Exchange Commission (“SEC”) contain certain forward-looking statements relating to, among other things, our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this Information Statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained herein should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance of achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

•	dependence on key personnel;
•	competitive factors;
•	the operation of our business; and
•	general economic conditions.

Except as required under federal securities laws and the rules and regulations of the SEC, we do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB, and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Website at www.sec.gov or from commercial document retrieval services.

GENERAL

This Information Statement is being furnished to all of our stockholders of record on ____________, 2007 in connection with the approval by our board of directors and controlling stockholders:

•
Amend our articles of incorporation to increase the number of authorized shares of our common stock from 50 million shares to 5 billion shares and to increase the number of our authorized preferred shares from 150,000 shares to 20 million shares

•
Amend our articles of incorporation to decrease the par value of our common stock from $0.05 per share to $0.001 per share and decrease the par value of our preferred stock from $1.00 per share to $0.001 per share

•	Effect a forward stock split of the Company’s issued and outstanding shares of common stock on a ratio of 4.177 shares for 1 (4.177 for 1) share basis

Our controlling stockholders have not consented to or considered any other corporate action.

Our board of directors also unanimously approved each of the proposals or actions described above.

The elimination of the need for a special meeting of stockholders to approve each of the proposals or actions set forth above is authorized by Section 78-320 of the Nevada Revised Statutes (“NRS”) which provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of the stockholders need be called.

Pursuant to NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve each of the proposals set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve each of the proposals, the board of directors decided to use the written consent of the holder of a majority of our outstanding common stock in lieu of a stockholders’ meeting.

Our controlling stockholders, who collectively beneficially own approximately 64.48% of our outstanding common stock entitled to vote on the aforementioned actions, gave their written consent to the approval of each of the foregoing actions on ______________, 2007. Accordingly, the actions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

The cost of printing and distributing this Information Statement (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the common stock) will be paid by the Company.

The Company's principal executive offices are located at 110 North Jefferson Avenue, St. Louis, Missouri 63103.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CONTROLLING STOCKHOLDERS

On ___________, 2007, the following controlling stockholders, collectively owning approximately 64.48 % of our common stock, consented in writing to approve each of the actions. The information in the table does not reflect the 4.177 shares for 1 share Forward Stock Split, or any subsequent transfers by the controlling stockholders.

Name and Address	Number of Shares	Percent (1)

Paul A. Schneider	9,046,707	35.58%
110 North Jefferson Avenue
St. Louis, Missouri 63103

Timothy R. Smith	7,500,000	29.50%
110 North Jefferson Avenue
St. Louis, Missouri 63103

TOTAL:	16,546,707	65.08%

________________
Note: Unless otherwise indicated in the footnotes below, we have been advised that each person above has sole voting and investment power over the shares indicated above.

(1) Based upon 25,424,067 shares of common stock outstanding on__________, 2007.

Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders (amendment to our articles of incorporation to increase the number of authorized shares of our common stock and preferred stock, to decrease the par value of our common stock and our preferred stock, and to effect the Forward Stock Split) cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than as set forth above, and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken, as required by the Exchange Act.

Stockholders will not have dissenters’ rights in conjunction with the actions taken by written consent of a majority of our outstanding shares.

INFORMATION REGARDING THE PROPOSALS

1. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

The proposal to amend the Company's articles of incorporation to increase the number of authorized shares of our common stock and to increase the number of authorized shares of our preferred stock is described below. A copy of the proposed amendment to the Company’s articles of incorporation is attached to this Information Statement as Exhibit A.

Purpose: The Company’s controlling stockholders and the Company’s Board of Directors have adopted resolutions to amend the Company’s articles of incorporation to increase the number of authorized shares of capital stock to 5,020,000,000 shares, 5 billion shares with a par value of $0.001 which shall be common stock, and 20,000,000 million shares with a par value of $0.001 which shall be preferred stock. The preferred stock shall have such preferences, limitations and relative rights as may be determined and designated in the discretion of the Board of Directors. The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of common stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of common stock or preferred stock, except that: (a) the Company will need additional authorized shares of common stock to effect the Forward Stock Split since the Forward Stock Split will increase the number of issued and outstanding shares of our common stock to approximately 106,196,328 shares; and (b) the Company also has plans to acquire another company known as MVP Network Online Games, Inc., a Nevada Corporation, as announced in the Company’s current report on Form 8-K filed November 22, 2006. The proposed acquisition of MVP Network Online Games, Inc. will be described in a future Information Statement to be mailed to the Company’s shareholders. Following the Forward Stock Split and the consummation of the acquisition of MVP Network Online Games, Inc., the Company will then have approximately 438,200,704 shares of its common stock issued and outstanding.

We plan to file an amendment to our articles of incorporation with the Nevada Secretary of State approximately 20 to 30 days following the mailing of this Information Statement, to be effective as soon as practicable after filing.

Effect: The issuance by the Company of any additional shares of our common stock would dilute both the equity interests and the earnings or losses per share of existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. The authorized preferred stock will have voting and other rights as determined by the Board of Directors in its discretion.

No Dissenters' Rights: The holders of the Company's common stock are not entitled to dissenters’ rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS: ALTHOUGH NO PROXIES ARE BEING SOLICITED AND NO FURTHER VOTE IS BEING TAKEN, THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE INCREASE IN THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND PREFERRED STOCK.

2.  AMENDMENT TO ARTICLES OF INCORPORATION TO DECREASE THE PAR VALUE OF COMMON STOCK AND PREFERRED STOCK TO $0.001 PER SHARE

The proposal to amend the Company's articles of incorporation to decrease the par value of the Company’s common stock and preferred stock is described below. A copy of the proposed amendment to the Company’s articles of incorporation is attached to this Information Statement as Exhibit A.

Purpose: The Company’s controlling stockholders and the Company’s Board of Directors adopted resolutions to amend the Company’s articles of incorporation to decrease the par value of the common stock from $0.05 per share to $0.001 per share and to decrease the par value of the preferred stock from $1.00 per share to $0.001 per share.  Par value is a term that was historically used to protect shareholders from being unfairly diluted. It referred to the minimum price at which stock of a company could legally be issued or sold. The par value of a stock is reflected in the articles of incorporation and on the stock certificates of the company. It is also reflected in the company's financial statements as the "paid in capital," reflecting the aggregate par value of all stock issued by the Company.

Under modern corporation law, the importance of par value has decreased. In Nevada, where the Company is organized, corporate law does not require a specific minimum par value. So, the Board of Directors believes that it is in keeping with this law and modern corporate usage that the par value of the Company's common stock be decreased to a level commonly used by other companies. The Board also believes that the decrease of par value will remove any potential misunderstanding that the par value represents an indication of the value of a stock.

Effect:  The Board does not believe that the decrease of the par value will have any adverse effect on existing shareholders.  The change in par value will simply move a portion of the value on the Company’s balance sheet from “Common Stock” to “additional paid in capital”.  There will be no change to the net assets or the net equity of the Company caused solely by decreasing the par value.

No Dissenters' Rights: The holders of the Company's Common stock are not entitled to dissenters’ rights in connection with the decrease in the par value of the common stock. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS:  ALTHOUGH NO PROXIES ARE BEING SOLICITED AND NO FURTHER VOTE IS BEING TAKEN, THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT THE DECREASE IN THE PAR VALUE OF THE COMMON STOCK AND PREFERRED STOCK.

3. AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT

The proposal to amend the Company's articles of incorporation to effect the forward stock split is described below. A copy of the proposed amendment to the Company’s Articles of Incorporation is attached to this Information Statement as Exhibit A.

Purpose: The Agreement and Plan of Reorganization (“Merger Agreement”) covering the Company’s proposed acquisition of MVP Network Online Games, Inc. provides that prior to the closing, the Company will effect a forward stock split of our issued and outstanding shares of common stock on a 4.177 shares for 1 share basis. As a result of the Forward Stock Split, the number of shares of our common stock outstanding will increase to approximately 106,196,328 shares, but will not affect any stockholder’s proportionate interest in the Company prior to the closing of the acquisition of MVP Network Online Games, Inc. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the Forward Stock Split will not affect our total stockholders' equity.

The Forward Stock Split has been unanimously approved by our Board of Directors and by the written consent of the holder of the majority of our outstanding common shares and is expected to be effected in February 2007 on a date to be selected by our Board of Directors. We believe that the Forward Stock Split is advisable because it will increase the number of total shares that are eligible to be traded in the public market. We further believe that the additional shares in the trading market will increase liquidity and result in a more orderly market for our shares.

In addition to the 106,196,328 shares to be outstanding after the Forward Stock Split, we will issue approximately 332,004,376 shares of our common stock pursuant to the Merger Agreement (after giving effect to the cancellation of 39,576,168 shares by Paul A. Schneider), resulting in approximately 438,200,704 common shares then outstanding. Subsequently, we will have the corporate authority to issue approximately an additional 4,561,799,296 shares of our authorized but unissued common stock. These authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. These shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our Company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value.

Effect: Although the Forward Stock Split will likely decrease the market price of the common stock, the precise effect of the Forward Stock Split on the market price cannot be accurately predicted. The market price of the common stock may not decrease completely in proportion to the increase in the number of shares outstanding as a result of the Forward Stock Split. It may decrease more or it may decrease less. The market price of the common stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions. The Forward Stock Split will affect all of the holders of the Company's common stock uniformly and will not affect any shareholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares (see discussion below).

Procedure for Effecting Forward Stock Split: The Forward Stock Split of the Company's common stock will become effective at the discretion of the Company’s board of directors on any date designated by the board of directors (the "Effective Date"). It is anticipated that the Effective Date of the Forward Stock Split will be February __, 2007, unless changed by our board of directors. The Forward Stock Split will take place on the Effective Date without any additional action on the part of the holders of the common stock.

Shareholders are being asked to physically surrender their existing common stock certificates to the Company’s stock transfer agent in exchange for new stock certificates representing the number of shares of common stock each shareholder is entitled to receive as a result of the Forward Stock Split. Immediately following the Effective Date of the Forward Stock Split, shareholders who own shares of the Company’s common stock on the record date should mail their existing stock certificates to the Company’s stock transfer agent, The Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno Nevada 89501 together with a check for $30.00 for each stock certificate they request. For example, if you want all of your shares registered in one certificate, include a check for $30.00. If you want two or more certificates, include $30.00 for each certificate you request. Checks should be payable to The Nevada Agency and Trust Company. There is no need to endorse your existing stock certificate if the new stock certificate is to be registered in the same name that appears on the existing certificate. If you want the name of the registered owner to be changed, the current registered owner must endorse the existing stock certificate (or a stock power sent with the existing stock power), and the signature must be accompanied by a medallion signature guarantee.

Fractional Shares: No fractional shares will be issued in connection with the Forward Stock Split. Shareholders who would otherwise be entitled to receive fractional shares due to the Forward Stock Split ratio approved, will have the number of new shares to which they are entitled rounded up to the nearest whole number of shares. The number of new shares will be rounded up in the case of fractional shares. No shareholders will receive cash in lieu of fractional shares.

Federal Income Tax Consequences of Forward Stock Split: The following summary of certain material federal income tax consequences of the Forward Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of the Company's common stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder. EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE FORWARD STOCK SPLIT.

No gain or loss should be recognized by a shareholder upon the issuance of new stock certificates to shareholders to implement the Forward Stock Split. The aggregate tax basis of the shares held by each shareholder immediately following the Forward Stock Split will be the same as the shareholder's aggregate tax basis in the shares held by the shareholder immediately prior to the Forward Stock Split. The shareholder's holding period for the shares received in the Forward Stock Split will include the period during which the shareholder held the shares prior to the Forward Stock Split. The Company's views regarding the tax consequences of the Forward Stock Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Forward Stock Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

No Dissenters' Rights: The holders of the Company's common stock are not entitled to dissenters' rights in connection with the Forward Stock Split. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS: ALTHOUGH NO PROXIES ARE BEING SOLICITED AND NO FURTHER BOTE IS BEING TAKEN, THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDED A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT FORWARD STOCK SPLIT.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSALS

Our controlling shareholders, Paul A. Schneider and Timothy R. Smith, and our board of directors have approved each of the proposals or actions. No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposals or actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

COMMON STOCK

As of the record date, there were 50 million shares of our common stock authorized with a par value of $0.05 per share, of which approximately 25,424,067 shares were issued and outstanding, with 24,575,933 shares authorized but unissued. Immediately following the Forward Stock Split, there will be 5 billion shares of common stock with a par value of $0.001 authorized, of which approximately 106,196,328 shares will be issued and outstanding and approximately 4,893,803,672 shares will be authorized but unissued. Each holder of MVP Network’s common stock is entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is non-cumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The holders of common stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore.

Dividends on the common stock are declared by the board of directors. The payment of dividends on the common stock in the future, if any, will be determined by the board of directors. In addition, the payment of such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

PREFERRED STOCK

As of the record date, the Company has 150,000 shares of preferred stock authorized. On June 21, 1997, the Company designated the 150,000 shares of Preferred Stock as Series B. The Series B Preferred stock is entitled to dividends at 14% per year. At the option of the Series B holders, the preferred stock may be converted into the Company’s common stock using a conversion rate computed as the lesser of (a) the price at which the Company sells, issues or agrees to issue common stock during the conversion period; or (b) $2.00 per share. While outstanding, the preferred stock has voting privileges as if it had been converted. In addition, at any time subject to the conversion rights, the Company may redeem the Series B shares at the face value plus accrued dividends. Presently there are no shares of Series B Preferred Stock issued and outstanding. The Company has proposed amending the articles of incorporation to authorize 20 million shares of preferred stock. The Board of Directors will have sole discretion in designating the preferences, limitations and relative rights of the preferred stock.

VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

MVP Network’s board of directors has fixed ____________, 2007 as the “record date” for determining shareholders entitled to vote. Persons who were not shareholders of record at the close of business on such date are not allowed to vote. At the close of business on ___________, 2007, there were approximately 25,424,067 shares of MVP Network's common stock, issued and outstanding and 0 shares of MVP Network’s preferred stock issued and outstanding. Common stock has 1 vote per share.

VOTE REQUIRED

We are required to obtain the affirmative vote of at least a majority of the issued and outstanding shares when obtaining shareholder approval by written consent in lieu of a meeting, in order to effect the shareholder approvals described herein. That vote has already been obtained by written consent of our controlling stockholders with respect to each of the proposals or actions.

BOARD RECOMMENDATIONS

Our board of directors has determined that the proposals to amend the Company’s articles of incorporation to increase the number of authorized shares of the Company’s common stock and preferred stock, to decrease the par value of the common stock and preferred stock and to implement the Forward Stock Split are in the best interests of the Company and our shareholders. Accordingly, the board of directors has unanimously approved each of the proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of ___________, 2007 the beneficial ownership of the Company's common stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, (ii) by each director and executive officer and (iii) by all directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 110 North Jefferson Avenue, St. Louis, Missouri 63103.

Name and Address	Number of Shares Beneficially Owned	Class	Percentage of Class
Paul A. Schneider CEO, President and Director	9,046,707	Common	35.58%
Timothy R. Smith Vice President, Treasurer, Vice Chairman and Director	7,500,000	Common	29.50%
Debbra Schneider Secretary and Director	0	Common	0.00%

This table is based upon information derived from our stock records or otherwise known to management. Subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based upon 25,424,067 shares of common stock outstanding as of ____________, 2007.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual and periodic reports and other information with the U.S. Securities and Exchange Commission (“SEC” or “Commission”). These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.

Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the following documents:

•	Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005;

•	Our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006; and

•	Our Current Reports on Form 8-K filed on March 30, 2006 and November 22, 2006.

We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 110 North Jefferson Avenue, St. Louis, Missouri 63103, Attn: Timothy R. Smith. Oral requests may be made to our principal offices, telephone number (314) 241-0070.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS FEBRUARY __, 2007. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Debbra Schneider
Debbra Schneider Secretary
Title
February __, 2007

EXHIBIT A
ARTICLES OF AMENDMENT
to the
ARTICLES OF INCORPORATION
of
MVP NETWORK, INC.

ROSS MILLER

Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO MRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations (Pursuant to MRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

MVP Network, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 5 is amended to: (a) increase the total authorized capital stock of the Corporation to 5,020,000,000 shares, consisting of 5,000,000,000 shares of Common Stock and 20,000,000 shares of Preferred Stock; (b) to decrease the par value of the Common Stock and Preferred Stock to $0.001 per share; and (c) to effect a forward stock split of the Corporation's issued and outstanding shares of common stock on a 4.177 shares for 1 share (4.177 for 1) basis.

Effective ____________, 2007 at :00 _.m. Eastern Time (the "Effective Date"), the issued and outstanding shares of Common Stock of this Corporation shall be deemed to be "forward split," and in furtherance thereof, there shall, after the Effective Time, be deemed to be issued and outstanding 4.177 shares of Common Stock of the Corporation for each one (1) share of the Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (the "Forward Split"). Any fractional shares of common stock caused by the Forward Split shall be rounded up to one whole share.

Article 5 of this Corporation's articles of incorporation shall not be affected by the Forward Split. A copy of the amended Article 5 (both before and after the Reverse Split) is attached hereto as Attachment "A."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the*articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Nevada Secretary of State AM 78 385 Amend 2007
Revised on 01/01/07
This form must be accompanied by appropriate fees.
Exhibit A-1-

ATTACHMENT “A”

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF MVP NETWORK, INC.

Article 5 of the Articles of Incorporation of MVP Network, Inc. (the “Corporation”) is hereby amended to read as follows:

ARTICLE 5 SHARES

The Corporation shall have authority to issue two classes of capital stock, designated Common Stock and Preferred Stock. The amount of total authorized capital stock of the Corporation is 5,020,000,000 shares, consisting of 5,000,000,000 shares of Common Stock, par value $0.001 per share, and 20,000,000 shares of Preferred Stock, par value $0.001 per share.

Preferred Stock. The Preferred Stock may be issued in one or more series. The Board of Directors is hereby authorized to issue the shares of Preferred Stock in such series and to fix, from time to time before issuance, the number of shares to be included in any series and the designation, relative powers, preferences, rights, qualifications, limitations or restrictions of all shares of such series. The authority of the Board of Directors with respect to each series shall include, without limiting the generality of the foregoing, the determination of any or all of the following:

a. the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

b. the voting powers, if any, and whether such voting powers are full or limited, in any such series;

c. the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;
d. whether dividends, if any, shall be cumulative or noncumulative;

e. the dividend rate, or method of determining the dividend rate, of such series, and the dates and preferences of dividends of such series;

f. the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

g. the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation, and the price or prices or the rates of exchange applicable thereto;

Exhibit A-2-

h. the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation;

i. the provision, if any, of a sinking fund applicable to such series; and

j. any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations or restrictions thereof;

all of which shall be stated in a resolution or resolutions providing for the issuance of such Preferred Stock (a "Preferred Stock Designation"). If required by N.R.S. 78.1955 or other applicable law, the Preferred Stock Designation shall be filed with the Nevada Secretary of State or other appropriate governmental office before the issuance of any shares of any series of Preferred Stock. All previous Preferred Stock Designations filed by the Corporation are hereby revoked and canceled.

Common Stock. Each holder of Common Stock entitled to vote shall have one vote for each share thereof held. The Common Stock shall be non-assessable and shall not have cumulative voting rights or preemptive rights. In addition, the Common Stock shall have the following powers, preferences, rights, qualifications, limitations and restrictions:

a. After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be required by the Nevada Revised Statutes, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

b. After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this Corporation, tangible, and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each.
c. Except as may otherwise be required by law or these Articles of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including, any vote to amend these Articles of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters.

d. Shares of Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

e. No holder of any of the shares or of options, warrants, or other rights to purchase shares of Common Stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any rights to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations, or associations, whether such holders or others, and on such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

Exhibit A-3-

f. Except as otherwise specifically required by law or as specifically provided in any resolution or resolutions of the Board of Directors providing for the issue of any particular series of Preferred Stock, the exclusive voting rights of any shares of the Corporation shall be vested in the Common Stock of the Corporation. Each share of Common Stock shall entitle the holder thereof to one vote at all meetings of the stockholders of the corporation.

Except as may be provided by the Board of Directors in a Preferred Stock Designation or by law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote or consent.

Exhibit A-4-